LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

       Supplement to Statement of Additional Information dated May 1, 2005


This Supplement discusses certain changes and clarifications to the disclosure in the Statement of Additional Information for the Lincoln Variable Insurance Products Trust. The affected sections and the new disclosure are outlined below.

Fundamental Investment Restrictions. Item No. 8 on page 4 is replaced with the following:

        (Except for each Profile Fund) with respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.

Investment Adviser and Sub-Advisers - Sub-Advisers. The sub-advisers fee disclosure for the Aggressive Growth Fund and the Equity Income Fund, as currently listed in the table on page 25, is replaced with the following:

Aggressive Growth Fund        T. Rowe Price Associates, Inc.        0.50% of the first $250 million of the fund's
                              (T. Rowe Price)                       average daily net assets; 0.45% of the next
                              100 East Pratt Street                 $500 million of the fund's average daily net
                              Baltimore, MD 21202                   assets; and 0.40% of  the excess of the fund's
                                                                    average daily net assets over $750 million

Equity Income Fund            Fidelity Management & Research        0.48% on the first $250 million of the fund's
                              Company (FMR)                         average daily net assets; 0.43% on the next
                              82 Devonshire Street                  $500 million of the fund's average daily net
                              Boston, MA 02109                      assets; and 0.38% on any excess of the fund's
                                                                    average daily net assets over $750 million**

** Prior to May 1, 2005, the sub-advisory fee was the following: 0.48% of the average daily net assets of the Fund.

Portfolio Holdings Disclosure. The following disclosure replaces the section titled Portfolio Holdings Disclosure on page 36 of your Statement of Additional
Information:

        The funds' board of trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Trust vice president or the vice president's designees will make shareholders reports or other regulatory filings containing a fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

        A Trust vice-president or the vice president's designees may provide a fund's top-ten holdings immediately after each quarter-end to Lincoln Life and the other insurance companies who include the funds in their products ("Insurance Companies"). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the funds. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

        A vice president of the Trust or the vice president's designees may provide other portfolio holdings information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign a confidentiality agreement acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information of the Funds. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the Funds to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.

        A Trust vice president or the vice president's designees may also provide portfolio holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of a fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the nonpublic information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the funds. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after SEC filings are made. These third parties presently are Anerich Massina & Associates and Ibbotson Associates.

        A Trust vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the funds' investment adviser, sub-advisers, custodian and auditor, to the extent necessary to perform services for the funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

        The funds will disclose their portfolio holdings in public SEC filings. The funds' board of trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgement, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

        Neither the funds, their investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the funds' portfolio holdings information.

        Fund Management is responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectus and/or SAI.

        The funds' board of trustees exercises oversight of these policies and procedures. In this regard, Fund Management will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' chief compliance officer will address the operation of the funds' procedures in her annual compliance report to the board and will recommend any remedial changes to the procedures.

               Please keep this Supplement for future reference.

This Supplement is dated November 3, 2005.